UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2018

BUFFALO WILD WINGS, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-24743	31-1455915
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Wayzata Boulevard, Suite 1600 Minneapolis, Minnesota	55416
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   952-593-9943

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b 2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02    Termination of a Material Definitive Agreement.
In connection with the consummation of the Merger (as described further under Item 2.01), the credit agreement, dated as of October 6, 2016, by and among Buffalo Wild Wings, Inc. (“BWW”), the lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent, swingline lender and issuing lender, was terminated and all obligations outstanding thereunder were paid off and extinguished effective as of February 5, 2018.
Item 2.01    Completion of Acquisition or Disposition of Assets.
On February 5, 2018 (the “Closing Date”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) by and among BWW, Arby’s Restaurant Group, Inc. (“Arby’s”), and IB Merger Sub I Corporation, a wholly owned subsidiary of an affiliate of Arby’s (“Merger Sub”), Merger Sub merged with and into BWW (the “Merger”), with BWW continuing as the surviving corporation and a wholly owned subsidiary of such affiliate of Arby’s.
As a result of the Merger, each share of common stock of BWW that was issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) was converted into the right to receive $157.00 in cash, without interest and subject to applicable withholding taxes (the “Merger Consideration”), other than those shares owned by Arby’s or any subsidiary of Arby’s or BWW (which were cancelled without payment of any consideration) (collectively, the “Excluded Shares”).
Also as a result of the Merger, each unexercised option to acquire BWW common stock was cancelled in exchange for an amount in cash equal to the excess, if any, of the Merger Consideration over the exercise price per share of BWW common stock subject to such option multiplied by the number of shares of BWW common stock subject to such option; each restricted stock unit award subject solely to time-based vesting was cancelled in exchange for an amount in cash equal to the Merger Consideration multiplied by the number of shares of BWW common stock subject to such time vesting restricted stock unit award; and each restricted stock unit award subject to performance-based vesting was cancelled in exchange for an amount in cash equal to the Merger Consideration multiplied by the number of shares of BWW common stock attributable to such performance vesting restricted stock unit award based upon an assumed attainment of the target level of performance applicable to such award. No restricted stock awards were outstanding at the Effective Time.
The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to BWW’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 28, 2017 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.
As a result of the Merger, BWW no longer satisfies certain quantitative listing requirements of the Nasdaq Global Select Market. Following completion of the Merger, BWW notified The Nasdaq Stock Market LLC (“Nasdaq”) and requested that it (i) withdraw BWW common stock from listing on the Nasdaq Global Select Market prior to the open of trading on February 5, 2018 and (ii) file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting BWW common stock and deregistration of BWW common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, BWW common stock will no longer be listed on any national securities exchange. BWW intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting that the registration of BWW common stock under Section 12(g) of the Exchange Act be terminated and that BWW’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.
Item 3.03    Material Modification to Rights of Security Holders.
In connection with the Merger, on February 5, 2018, each share of BWW common stock issued and outstanding immediately prior to the Effective Time (other than any Excluded Shares) was converted into the right to receive the Merger Consideration. At the Effective Time, all holders of BWW common stock (other than any Excluded Shares) ceased to have any rights with respect thereto other than the right to receive the Merger Consideration.

The disclosure under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
Item 5.01    Changes in Control of Registrant.
As a result of the Merger, a change in control of BWW occurred, and BWW is now a wholly owned subsidiary of an affiliate of Arby’s.
The aggregate consideration paid by Arby’s for all equity securities of BWW in connection with the Merger was approximately $2.5 billion, which amount was funded through a combination of proceeds from the offering of certain new senior notes, borrowings under certain new senior secured credit facilities, new equity contributed by investment funds advised by Roark Capital Management LLC and cash on hand.
The disclosure regarding the Merger and Merger Agreement in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Pursuant to the Merger Agreement, at the Effective Time and as a result of the Merger, each of the directors of BWW as of immediately prior to the Effective Time (Scott O. Bergren, Cindy L. Davis, Andre J. Fernandez, Janice L. Fields, Harry A. Lawton, Richard T. McGuire III, Jerry R. Rose, Sam B. Rovit, and Harmit J. Singh) ceased to be directors of BWW. Also pursuant to the Merger Agreement, at the Effective Time and as a result of the Merger, each of the directors of Merger Sub as of immediately prior to the Effective Time (Paul J. Brown, Nils H. Okeson and J. David Pipes) became directors of BWW.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Pursuant to the Merger Agreement, at the Effective Time and as a result of the Merger, (i) the articles of incorporation of BWW were amended and restated in their entirety to be identical to the articles of incorporation of Merger Sub and (ii) the by-laws of Merger Sub, as in effect immediately prior to the Effective Time, became the by-laws of BWW, in each case, except that, in accordance with the Merger Agreement, references to the name of Merger Sub were replaced by references to “Buffalo Wild Wings, Inc.” The full text of the amended and restated articles of incorporation and amended and restated bylaws of BWW are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and each is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated November 27, 2017, by and among Arby’s Restaurant Group, Inc., IB Merger Sub I Corporation and Buffalo Wild Wings, Inc. (incorporated by reference to Exhibit 2.1 to current report on Form 8-K filed November 28, 2017)

3.1	Amended and Restated Articles of Incorporation of Buffalo Wild Wings, Inc.
3.2	Amended and Restated Bylaws of Buffalo Wild Wings, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUFFALO WILD WINGS, INC.

Date: February 5, 2018	By	/s/ Emily C. Decker
Emily C. Decker
Senior Vice President, General Counsel and Secretary

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